Loans And Allowance For Credit Losses (Summary Of Nonaccrual Loans, Restructured Loans And Accruing Loans Past Due 90 Days Or More) (Detail) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2013	Mar. 31, 2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonaccrual loans	¥ 1,150,392	¥ 1,295,113
Restructured loans	943,676	985,847
Accruing loans contractually past due 90 days or more	49,307	41,544
Total	¥ 2,143,375	¥ 2,322,504